UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 17, 2016 (May 16, 2016)

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Company Equity Plans

Second Amended and Restated Bank of the Ozarks, Inc. 2009 Restricted Stock and Incentive Plan

As described below in Item 5.07 of this Current Report on Form 8-K, on May 16, 2016, at Bank of the Ozarks, Inc.’s (the “Company”) 2016 Annual Shareholders’ Meeting (the “Annual Meeting”), the Company’s shareholders approved the Second Amended and Restated Bank of the Ozarks, Inc. 2009 Restricted Stock and Incentive Plan (the “Amended and Restated 2009 Plan”) for employees.  The Amended and Restated 2009 Plan: (i) increases the shares available for issuance by 800,000 shares from 1,600,000 to 2,400,000; (ii) adds a provision requiring a minimum three (3) year vesting period for equity grants (consistent with historical practice), subject to limited exceptions; (iii) eliminates automatic vesting upon a change of control of the Company and adds a double trigger provision; (iv) increases the maximum amount of cash-settled performance awards that may be granted in any fiscal year to one participant from $2 million to $3 million; (v) extends the term of the plan to expire May 16, 2026; and (vi) adds a provision making future awards granted under the Amended and Restated 2009 Plan subject to recoupment or “clawback,” to the extent required by law, regulation or any Company policy.

The description of the Amended and Restated 2009 Plan is qualified by reference to the Amended and Restated 2009 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  A brief description of the Amended and Restated 2009 Plan is included as part of Proposal #3 in the Company’s Proxy Statement for the Annual Meeting which was filed with the Securities and Exchange Commission on March 14, 2016.

The form of Restricted Stock Award Grant Agreement for awards made after May 16, 2016 pursuant to the Amended and Restated 2009 Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to the Non-Employee Director Stock Plan

As described below in Item 5.07 of this Current Report on Form 8-K, on May 16, 2016, at the Company’s Annual Meeting, the Company’s shareholders approved an amendment to the Bank of the Ozarks, Inc. Non-Employee Director Stock Plan, which increases the amount of the annual director grant to $35,000 worth of shares of the Company’s common stock (as amended, the “Director Plan”).

Pursuant to the terms of the Director Plan, upon election by the Company’s shareholders at each annual meeting of shareholders, or any special shareholders meeting called for such purpose, each non-employee director (each an “Eligible Director”) will automatically receive an award of shares of common stock. Each Eligible Director appointed as a member of the Board of Directors for the first time, other than upon election by the Company’s shareholders at an annual shareholders meeting (or any special shareholders meeting called for such purpose), will automatically receive an award of shares of common stock. The number of shares of common stock subject to the award will be the equivalent of $35,000 worth of shares of common stock based on the average of the highest reported asked price and the lowest reported bid price reported on the NASDAQ on the grant date, which shall be the date such Eligible Director is elected as a director by the Company’s shareholders or the date such Eligible Director is first appointed as a member of the Board, as applicable.

The description of the Director Plan is qualified by reference to the Director Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.  A brief description of the Director Plan, as amended, is included as part of Proposal #4 in the Company’s Proxy Statement for the Annual Meeting which was filed with the Securities and Exchange Commission on March 14, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on May 16, 2016 at which (i) fifteen (15) directors were elected, (ii) the amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of its common stock was approved, (iii) the Company’s Second Amended and Restated 2009 Restricted Stock and Incentive Plan was approved, (iv) the amendment to the Company’s Non-Employee Director Stock Plan was approved, (v) the Audit Committee’s selection and appointment of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, was ratified, and (vi) the compensation paid to the Company’s named executive officers was approved in an advisory vote. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting which was filed with the Securities and Exchange Commission on March 14, 2016.  At the Annual Meeting 82,217,656 shares of common stock, or approximately 90.64% of the 90,700,399 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxies. The final results for the votes regarding each proposal are set forth below.

Proposal No. 1. Election of Directors

The following persons were duly elected as directors of the Company until the 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified: Nicholas Brown, Paula Cholmondeley, Richard Cisne, Robert East, Catherine B. Freedberg, George Gleason, Linda Gleason, Peter Kenny, William Koefoed, Jr., Henry Mariani, Walter J. (“Jack”) Mullen, III, Robert Proost, John Reynolds, Dan Thomas and Ross Whipple. The table below sets forth the voting results for each director nominee:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
George Gleason	71,566,937	1,676,238	8,974,481
Nicholas Brown	72,790,702	452,473	8,974,481
Richard Cisne	72,865,731	377,444	8,974,481
Robert East	71,991,029	1,252,146	8,974,481
Catherine B. Freedberg	72,784,831	458,344	8,974,481
Ross Whipple	72,988,664	254,511	8,974,481
Linda Gleason	72,334,633	908,542	8,974,481
Peter Kenny	72,779,279	463,896	8,974,481
Robert Proost	72,954,079	289,096	8,974,481
William Koefoed, Jr.	73,040,239	202,936	8,974,481
John Reynolds	72,794,068	449,107	8,974,481
Dan Thomas	72,983,401	259,774	8,974,481
Henry Mariani	71,882,761	1,360,414	8,974,481
Paula Cholmondeley	73,053,542	189,633	8,974,481
Walter J. Mullen, III	73,042,966	200,209	8,974,481

.

Proposal No. 2. Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation.

At the Annual Meeting, the Company’s shareholders approved the amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of its common stock, par value $0.01 per share, from 125,000,000 shares to 300,000,000 shares. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,905,850	922,554	389,252	0

Proposal No. 3. Approval of the Company’s Second Amended and Restated 2009 Restricted Stock and Incentive Plan.

At the Annual Meeting, the Company’s shareholders approved the Second Amended and Restated 2009 Restricted Stock and Incentive Plan, including the increase in shares available under the plan from 1,600,000 to 2,400,000 shares and the additional revisions as disclosed under Item 5.02 above and in the Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,886,984	15,132,195	223,996	8,974,481

Proposal No 4.Approval of the amendment to the Company’s Non-Employee Director Stock Plan

At the Annual Meeting, the Company’s shareholders approved the amendment to the Bank of the Ozarks, Inc. Non-Employee Director Stock Plan to increase the amount of the annual director grant to $35,000 worth of shares of the Company’s common stock. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,049,558	1,068,337	125,280	8,974,481

Proposal No 5.Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors

At the Annual Meeting, the Company’s shareholders ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,900,122	205,130	112,404	0

Proposal No 6.Advisory Vote to Approve the Company’s Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders approved a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,453,244	582,472	207,459	8,974,481

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Bank of the Ozarks, Inc., dated May 16, 2016.
10.1*	Second Amended and Restated Bank of the Ozarks, Inc. 2009 Restricted Stock and Incentive Plan, effective May 16, 2016.
10.2*

Form of Notice of Grant of Restricted Stock and Award Agreement, effective May 16, 2016, for grants under the Second Amended and Restated Bank of the Ozarks, Inc. 2009 Restricted Stock and Incentive Plan, effective May 16, 2016.

10.3*	Bank of the Ozarks, Inc. Non-Employee Director Stock Plan, as amended, effective May 16, 2016

*Management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
Date: May 17, 2016	By: /s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Bank of the Ozarks, Inc., dated May 16, 2016.
10.1*	Second Amended and Restated Bank of the Ozarks, Inc. 2009 Restricted Stock and Incentive Plan, effective May 16, 2016.
10.2*

Form of Notice of Grant of Restricted Stock and Award Agreement, effective May 16, 2016, for grants under the Second Amended and Restated Bank of the Ozarks, Inc. 2009 Restricted Stock and Incentive Plan, effective May 16, 2016.

10.3*	Bank of the Ozarks, Inc. Non-Employee Director Stock Plan, as amended on May 16, 2016

*Management contract or a compensatory plan or arrangement.